POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Adam H. Hennessey his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners, L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

(a)
Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 144 promulgated under the Securities Act of 1933, as amended (the “33 Act”) and any and all regulations promulgated thereunder, including filings with the Securities and Exchange Commission pursuant thereto;
(b)
any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;
(c)
such filings required pursuant to the Internal Revenue Code of 1986, as amended, and any related regulations, pertaining to such entities
(d)
economic exhibits relating to such entities; and
(e)
the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

[Exhibit A and Signature Pages Follow]

Power of Attorney

Exhibit A

Summit Ventures, L.P.	SD III-B TUI Blocker Corp
Summit Ventures II, L.P.	SPPE VII-B TUI Blocker Corp
Summit Ventures III, L.P.	SP VC II-B TMFS Blocker Corp
Summit Ventures IV, L.P.	SP PE VII-B VIP Blocker Corp
Summit Ventures V, L.P.	SD III-B Heald Holdings Corp
Summit V Companion Fund, L.P.	SP PE VII-B Heald Holdings Corp
Summit V Advisors Fund, L.P.	SD III-B Salient Blocker Corp
Summit V Advisors Fund QP, L.P.	SP PE VII-B Salient Blocker Corp
Summit Subordinated Debt Fund, L.P.	SP SD IV-B Salient Blocker Corp
Summit Subordinated Debt Fund II, L.P.	SPVC II-B Winshuttle Blocker Corp
Summit Subordinated Debt Fund III-A, L.P.	SPVC II-B My Dentist Blocker Corp
Summit Subordinated Debt Fund III-B, L.P.	SV VI-B HCP Blocker Corp
Summit Accelerator Fund, L.P.	SPVC II-B Clearwater Analytics Blocker Corp
SV Eurofund, C.V.	SPVC II-B Hiperos Blocker Corp
Summit Ventures VI-A, L.P.	SP SD IV-B Announce Blocker LLC
Summit Ventures VI-B, L.P.	SV VI-B CAM Holdings, L.P.
Summit VI Entrepreneurs Fund L.P.	Summit Ventures VI-B HCP, LP
Summit VI Advisors Fund, L.P.	SV VI-B Tivoli Holdings, LP
Summit Founders' Fund, L.P.	SD III-B Tivoli Holdings, LP
Summit Founders' Fund II, L.P.	SD II Eyeglass Holdings LP
Summit Accelerator Founders' Fund, L.P.	SV VI-B Eyeglass Holdings LP
Summit Partners Private Equity Fund VII-A, L.P	SV VI-B Bennington Holdings LP
Summit Partners Private Equity Fund VII-B, L.P	SV VI-B Commnet Holdings, L.P.
Summit Partners Venture Capital Fund II-A, L.P.	SV VI-B Tippmann Holdings. L.P.
Summit Partners Venture Capital Fund II-B, L.P.	SV VI Tippmann Holdings. L.P.
Summit Partners Subordinated Debt Fund IV-A, LP	SD III-B Tippmann Holdings, L.P.
Summit Partners Subordinated Debt Fund IV-B, LP	SV VI-B CD Holdings, L.P.
Summit Partners Europe Private Equity Fund, LP	SV VI-B Focus Holdings, L.P
Summit Partners Growth Equity Fund VIII-A, LP	SDIII-B Focus Holdings, L.P
Summit Partners Growth Equity Fund VIII-B, LP	SV VI-B Aurora Holdings LP
Summit Partners Venture Capital Fund III-A, LP	SPPE VII-B Aurora Holdings, L.P.
Summit Partners Venture Capital Fund III-B, LP	SV VI-B LiteCure, L.P.
Summit Investors, L.P.	SD III-B Nomacorc Holdings L.P.
Summit Investors II, L.P.	SP PE VII-B Nomacorc Holdings LP
Summit Investors III, L.P.	SD III-B TUI Holdings LP
Summit Investors (SAF) IV, L.P.	SPPE VII-B TUI Holdings LP

Summit Investors VI, L.P.	SP PE VII-B AFCV Holdings LP
Summit Investors I, LLC	SP VC II-B TMFS Holdings, LP
Summit Investors I (UK), L.P.	SPPE VII-B SUN Holdings, LP
Summit Incentive Plan, L.P.	SP PE VII-B VIP Holdings, L.P.
Summit Incentive Plan II, L.P.	SP PE VII-B Heald Holdings, L.P.
S-K Investment Corp	SD III-B Heald Holdings, L.P.
Summit Partners Blocker, Inc.	SD III-B Salient Holdings, L.P.
Stamps, Woodsum & Co.	SP PE VII-B Salient Holdings, L.P.
Stamps, Woodsum & Co. II	SPVC II-B Winshuttle Holdings, LP
Stamps, Woodsum & Co. III	SPVC II-B My Dentist Holdings, LP
Stamps, Woodsum &Co. IV	SPVC II-B Hiperos Holdings LP
Summit Partners II, L.P.	SPVC II-B Clearwater Analytics Holdings LP
Summit Partners III, L.P.	SP SD IV-B Announce Holdings, LP
Summit Partners IV, L.P.	SPSD IV-B Access Holdings, LP
Summit Partners V, L.P.	SPPE VII-B Access Holdings, LP
Summit Partners LLC	Summit Partners Sarl
Summit Partners SD, L.P.	Summit Partners Holding GmBh
Summit Partners SD II, LLC	Summit Partners II Sarl
Summit Partners SD III, L.P.	Summit Beteiligungs GmbH
Summit Partners SD III, LLC	Summit Verwaltings GMBH
Summit Partners VI (GP), L.P.	Summit GmbH & Co. Beteiligungs KG
Summit Partners VI (GP), LLC	Summit Parners III Sarl
Summit Partners VC II LP	IGEFI Holdings, LP
Summit Partners VC II LLC	IGEFI Licensing Sarl
Summit Partner PE VII LP	IGEFI France Sarl
Summit Partner PE VII LLC	Finch Software Ltd
Summit Partners SD IV, LP	Finch Software India PVT Ltd.
Summit Partners SD IV, LLC	IGEFI Deutschland GmbH
Summit Partners Europe, LP	IGEFI U.K. Limited
Summit Partners Europe, Ltd.	IGEFI US LLC
Summit Investors Management, LLC	Summit Partners V Sarl
SV International	Summit Partners VI-A Sarl
Summit Accelerator Partners, LLC	Summit Partners VI-B Sarl
Summit Accelerator Management, LLC	Summit Partners VI-A France
SWC Holdings Co.	Summit Partners VI-B France
Summit Retained Earnings LP	Summit Partners VII-A Sarl
Summit Partners FF Corp	Summit Partners VII-B Sarl
S-K Investment Corp	Summit Partners VIII Sarl
Summit Partners Blocker, Inc.	Summit Partners TLK-A Sarl
Summit Partners Holdings, L.P.	Summit Partners TLK-B Sarl
Summit Partners Growth Equity VIII LLC	Summit Partners FMT Sarl

Summit Partners Growth Equity VIII LP	Summit Partners WRI Sarl
Summit Partners Venture Capital Fund III, LLC	Summit Partners OGN LUXCO SCA
Summit Partners Venture Capital Fund III, LP	Ogone SPRL (fka Ogone SA)
Summit Investment Holdings Trust	Ogone SAS
Summit Investors Holdings Trust	Ogone BV
Summit Investment Holdings Trust II	Ogone GmbH (Germany)
Shearson Summit Partners Management LP	Ogone GmbH (Austria)
HKL I Partners	Ogone GmbH (SW)
HKL I, LLC	Ogone Limited
Summit/Meditech LLC
Summit/CAM Holdings, LLC	Summit Partners JMB S.á.r.l
Summit/Sun Holdings LLC	Summit Partners WRI S.á.r.l
Summit LogistiCare LLC	Summit Partners SFB S.á.r.l
Summit GCA Holdings LLC	Summit Partners DDN S.á.r.l
Summit Accelerator Management, LP	Summit Partners VP- A, S.à r.l.
Summit Accelerator Partners, LP	Summit Partners VP- B, S.à r.l.
Summit Partners, L.P.	Summit Partners VI A SAS (French-co)
Summit Master Company LLC	Summit Partners VI B SAS (French-co)
SW Management Corp	Summit Partners WT- A, S.à r.l.
Summit UK Advisory LLC	Summit Partners WT-B, S.à r.l.
Summit Partners, LP Savings and Investment Plan	Summit Partners FMT, S.à r.l.
Summit Partners, LP Profit Sharing Plan and Trust	Summit Partners TLK-A, S.à r.l.
Mt. Everest Fund, L.P.	Summit Partners TLK-B, S.à r.l.
Mt. Everest QP Fund, L.P.	Summit Partners OGN (LUXCO) SCA
Greenberg-Summit Management , LLC	Summit Partners India Private Investments I
Greenberg- Summit Partners, LLC	Summit Partners India Holdco Investors
SD II Bennington Blocker Corp	Summit Partners India Holdco, LP
SV VI-B Bennington Blocker Corp	Summit Partners India Venture Capital Investments
SD II Eyeglass Blocker Corp	Summit Partners AVT Cooperatief U.A
SV VI -B Eyeglass Preferred Blocker	Summit Partners AVT, LLC
SV VI -B Eyeglass Common Blocker	Sumpro Investment Advisory PVT LTD
SV VI-B Commnet Common Blocker Corp.	Lovett-Woodsum 1998 CGC TR
SV VI-B Commnet Preferred Blocker Corp.	Stamps 1998 CGC Trust
SV VI B Tippmann Preferred Blocker Corp.	ABC Funding, LLC
SV VI B Tippmann Common Blocker Corp.	SPPE VII-A CDIH Holdings, Inc
SD III-B Tippmann Blocker Corp	SPPE VII-B CDIH Holdings, Inc
SV VI-B Tivoli Blocker Corp.	SV VI-A CDIH Holdings, Inc
SD III-B Tivoli Blocker Corp.	SV VI-B CDIH Holdings, Inc
SV VI-B CAM Blocker Corp	SV VI Affiliates CDIH Holdings, Inc

Summit Ventures VI-B HCP Blocker Corp	Summit Partners Credit GP LP
SV VI-B CD Blocker Corp.	Summit Partners Credit Advisors LP
SPPE VII-B CD Blocker Corp.	Summit Partners Credit GP LLC
Sparta Holding Corporation	Summit Partners Credit Offshore Fund, LP
SV VI-B Focus Blocker Corp	Summit Partners Credit Fund, LP
SDIII-B Focus Blocker Corp	Summit Partners Credit Offshore Intermediate Fund, L.P.
SV VI-B Aurora Blocker Corp.	Summit Partners Credit Master, LP
SPPE VII-B Aurora Blocker Corp.	BigPoint Manager SARL
SPVCII-B Anesthetix Blocker Corp	BigPoint Manager Investments SCA
SV VI-B LiteCure Blocker Corp.	BigPoint Distribuicao De Entretenimento Online Ltda
SPPE VII-B Champion Blocker Corp	Bigpoint International Holdco Ltd
SD III-B Nomacorc Blocker Corp	Bigpoint International Services Ltd
SPPE VII-B Nomacorc Blocker Corp	SPPE VII-B CRG Blocker Corp
SPVCII-B LiveOffice Blocker Corp	SPSD IV-B SSEC Blocker Corp
SPPE VII-B SUN Blocker Corp	SP SD IV-B Zenith Blocker Corp
SPPE VII-B SSEC Blocker Corp	SPSD IV-B SSEC Holdings, LP
SP PE VII-B Zenith Blocker Corp	SP PE VII-B Zenith Holdings, L.P
SP VC II-B WMS Blocker Corp	SPPE VII-B CRG Holdings, L.P
SPPE VII-B SSEC Holdings, LP	Bigpoint Midco GMBH
SP SD IV-B Zenith Holdings, L.P	HSYSTEMS ACQUISITION TWO INC
SP VC II-B WMS Holdings, L.P	HSYSTEMS TOP HOLDINGS INC
Bigpoint Investments GMBH	HSYSTEMS HOLDINGS LLC
HSYSTEMS ACQUISITION ONE INC	Summit Partners Credit Fund A-1 GP LLC
HSYSTEMS HOLDINGS INC	SPSD IV-B Progressive Blocker Corp
Summit Partners Credit Fund A-1 LP	SPVC II-B Efreightsolutions I Blocker Corp
Summit Partners Credit A-1 GP LP	SP GE VIII-B Access Blocker Corp
SP GE VIII-B Progressive Blocker Corp	SPVC II-B Efreightsolutions Holdings LLC
SPVC II-B Efreightsolutions II Blocker Corp	Summit Credit Funding LLC
SPSD IV-B Progressive Holdings, LP	Summit Whistler Funding Inc.
SP GE VIII-B Access Holdings, L.P.	SPVC III-B COMS Interactive Holdings, L.P
Summit Whistler Funding II LLC	SP GE VIII-B CITYMD Holdings, LP
SP SD IV-B RC Holdings, LP	SV VI-B QSF Holdings, LP
SPPE VII-B QSF Holdings, LP	SPSD IV-B Parts Town Holdings LP
SPPE VII-B QSF Holdings, LP	SP GE VIII-B Bluepearl Holdings LP
SPGE VIII-B Parts Town Holdings, LP	SP GE VIII-B RC Blocker Corp
SP SD IV-B Fronton Holdings LP	SPVC III-B COMS Interactive Blocker Corp.
SPVC III-B Heart to Heart Blocker Corp	SPPE VII-B QSF Holdings Blocker Corp
SPSD IV-B RC Blocker Corp	SPGE VIII-B Parts Town Blocker Corp
SP GE VIII-B CITYMD Blocker Corp	SP SD IV-B Fronton Blocker Corp
SV VI-B QSF Holdings Blocker Corp	Summit Partners Credit II LLC

SPSD IV-B Parts Town Blocker Corp	Summit Partners Credit II (UK), LP
SP GE VIII-B Bluepearl Blocker Corp	Summit Partners Credit Offshore Fund II, LP
Summit Partners Credit Fund II, LP	Summit Partners Credit Fund A-2 LP
Summit Partners Credit Offshore Intermediate Fund II, LP	Summit Partners Credit Fund B-2, LP
Summit Partners Credit A-2 LLC	Summit RKT VII-B Cayman Ltd
Summit Partners Credit A-2 LP	Summit Partners 360 Sarl FKA Summit Partners IX Sarl
Summit Partners Credit B-2, LP	Fronton Holdings, LLC
Summit RKT VII-B, LP	Butler Merger Sub II Inc
Summit Partners 360 Cayman LP	Summit Partners Entrepreneur
Summit-Trio, LLC	Butler Merge Sub I Inc
Fronton Investor Holdings, LLC	Summit Partners, LLP
Butler Holdco II Inc	Summit Partners Entrepreneur Advisors Fund I, L.P.
Butler Holdco Inc	Summit Partners Growth Equity Fund IX-B, L.P.
Butler Group Holdings Inc	Summit Partners Venture Capital Fund IV-B, LP
Summit Partners Entrepreneur Advisors GP, LLC	Summit Investors GE IX/VC IV, LLC
Summit Partners Growth Equity Fund IX-A, L.P.	Summit Partners GE IX LLC
Summit Partners Venture Capital Fund IV-A, LP	Summit Partners VC IV LLC
Summit Investors GE IX/VC IV (UK), L.P.	Summit Partners Alydar GP LP
Summit Partners GE IX LP	Summit Partners Public Asset Management LLC
Summit Partners VC IV LP	SP COF I Theorem Blocker Corp
Summit Partners Alydar GP LLC	SPVC III-B AH Blocker Corp
Summit Partners Alydar Holdings, LP	SPVC III-B AH Holdings LP
SP GE VIII-B GD RV Blocker Corp	Summit Partners Relex SARL
SP SD III-A TUI Holdings Corp	Summit Partners Europe Growth Equity Fund II, SCSp
SP GE VIII-B GD RV Holdings LP	Summit Partners Europe Growth Equity Fund III, SCSp
Masternaut Luxembourg Holdings Sarl	Summit Partners Europe Growth Equity Investors III, SCSp
Summit Partners Growth Equity Fund X-A, L.P.	Summit Partners Venture Capital Fund V-A, L.P.
Summit Partners Growth Equity Fund X-B, L.P.	Summit Partners Venture Capital Fund V-B, L.P.
Summit Partners Growth Equity Fund X-C, L.P.	Summit Partners Venture Capital Investors V, L.P.
Summit Investors X, LLC	Summit Partners VC V, L.P.
Summit Investors X (UK), L.P.	Summit Partners VC V, LLC
Summit Partners GE X, L.P.	Summit Investors Credit II, LLC
Summit Partners GE X, LLC	Summit Partners Entrpreneurs/Advisors
Summit Partners Europe II, L.P.	Summit Partners Co-Invest Ironman L.P.
Summit Partners Entrepreneur Advisors Fund II LP	Summit Partners Co-Invest QuickSilver L.P.
Summit Partners Growth Equity Fund VIII-B AIV, LP	Summit Partners Co-Invest GP, Ltd.

Summit Partners Growth Equity Fund VIII-A AIV, LP	Summit Co-Invest Giants, L.P.
Summit Partners Growth Equity Fund IX-A, AIV L.P.	Summit Partners Co-Invest Giants-B, L.P.
Summit Partners Growth Equity Fund IX-B, AIV L.P.	Summit Partners Co-Invest Giants-BDE, L.P.
Summit Partners Europe II SPV-A LP	Summit Partners Co-Invest Lions GP LLC
Summit Partners Europe II SPV-B LP	Summit Partners Co-Invest Lions-B, L.P.
Summit Partners Entrepreneur Advisors Fund III LP	Summit Partners Co-Invest Lions, L.P.
Summit Partners Subordinated Debt Fund V-B, L.P.	Summit Partners Co-Invest Indigo, L.P.
Summit Partners Subordinated Debt Fund V-A, L.P.	Summit Partners Co-Invest Indigo GP, LLC
Summit Partners Europe III Intermediate, SCSp	Summit Partners Co-Invest Kiwi L.P.
Summit Partners Europe III SPV, SCSp	Summit Partners Co-Invest Kiwi, GP LLC
Summit Partners Reinvestment Fund, L.P.	Summit Partners Co-Invest Sumo, L.P.
Summit Partners Reinvestment Fund AIV, L.P.	Summit Partners Co-Invest Sumo GP, LLC
Summit Partners RF, L.P.	Summit Alydar, L.P.
Summit Partners Entrepreneur Advisors GP II LLC	Summit Partners Concentrated Growth L/S Fund Limited
Summit Partners GE VIII AIV, LP	Summit Partners Concentrated Growth L/S Fund LP
Summit Partners GE VIII AIV, Ltd	Summit Partners Concentrated Growth L/S QP Fund LP
Summit Partners GE IX AIV LP	Summit Partners Sustainable Opportunites L/S Fund Limited
Summit Partners GE IX AIV Ltd.	Summit Partners Sustainable Opportunites L/S QP Fund LP
Summit Partners Europe II Ltd.	Summit Partners Sustainable Opportunities L/S Fund LP
Summit Partners Europe II SPV Ltd.	Summit Partners Concentrated Growth L/S Master Fund, L.P.
Summit Partners Entrepreneur Advisors Fund III GP LLC	Summit Partners Concentrated Growth L/S QP Fund
Summit Partners SD V LLC	Summit Partners Technology LS QP
Summit Partners SD V LP	Summit Partners Technology L/S Mater Fund, L.P.
Summit Partners RF, LLC	Summit Partners Technology L/S Fund Limited.
Summit Partners (UK) Advisory Ltd.	Summit Partners CG K2 QP Fund, LP
SP PE VII-B Announce Blocker LLC	Summit Partners CG Olympus QP Fund, L.P.
SP VC II-B TMFS Blocker Corp	SPVC III-B Tsheets Holdings LP
SP PE VII-B VIP Blocker Corp	SPVC III-B Medop Holdings LP
SD III-B Heald Holdings Corp	SP GE VIII-B HCA Holdings LP
SP PE VII-B Heald Holdings Corp	SP GE VIII-B MPAS Holdings LP
SD III-B Salient Blocker Corp	SP GE VIII-B Pharm Holdings LP
SP PE VII-B Salient Blocker Corp	SD IV/Co-Invs Pharm Blocker Corp
SP SD IV-B Salient Blocker Corp	SP GE VIII-B Thrive Holdings LP
SPVC II-B Winshuttle Blocker Corp	SP GE VIII-B HealthSun Holdings LP
SPVC II-B My Dentist Blocker Corp	SP GE IX-B AIV Elevate Holdings LP
SV VI-B HCP Blocker Corp	SP GE-VIII-B AIV Elevate Holdings LP
SPVC II-B Clearwater Analytics Blocker Corp	SPVC IV-B CCG Holdings LP

SPVC II-B Hiperos Blocker Corp	SP GE IX-B MRIOA Holdings L.P.
SP SD IV-B Announce Blocker LLC	SPVC IV-B Ninja Holdings LP
SP SD IV-B Access Blocker Corp	SP GE IX-B FH HOLDINGS LP
SPPE VII-B Access Blocker Corp	SP GE IX-B PGIS Holdings L.P.
SP PE VII-A TUI HOLDINGS CORP	SP GE IX-B VSHP Holdings, L.P.
SPVC III-B Tsheets Blocker Corp	SP SD V-B VSHP Holdings, L.P.
SPVC III-B Medop Blocker Corp	SP GE IX-B PA Holdings, L.P.
SP COF II Natchez Blocker Corp	SP GE IX-B Snap Holdings, L.P.
SP GE VIII-B HCA Blocker Corp	SP GE ICH A-1 Shared Blocker, L.P.
SP GE VIII-B MPAS Blocker Corp	SP GE IX-B ICH Holdings, L.P.
SP GE VIII-B Pharm Blocker Corp	SP GE X-B ICH A-1 Blocker, L.P.
SP GE VIII-B Thrive Blocker Corp	SP GE X-B ICH Holdings, L.P.
SPGE IX-B HealthSun Blocker Corp	SPGE X-B Lions Holdings, L.P.
SPGE VIII-B HealthSun Blocker Corp	Summit Partners Credit II, LP
SPGE IX-B Thrive Blocker Corp	Summit Partners Credit B-2, LP
MH BLOCKER 2 CORP (fka SPGE VIII-B Elevate Blocker Corp)	Summit Partners Credit III LLC
MH BLOCKER 1 CORP (fka SPGE VIII-A Elevate Blocker Corp)	Summit Partners Credit III LP
NOW MH BLOCKER 3 CORP (fka SPGE IX-B Elevate Blocker Corp)	Summit Partner Credit Fund III LP
SPGE IX-B AIV Elevate Blocker Corp	Summit Partners Credit Offshore Fund III, L.P.
SPGE VIII-B AIV Elevate Blocker Ltd	Summit Partners Credit Offshore Intermediate Fund III, L.P.
SP COF II White Stallion Blocker Corp	Summit Investors Credit III LLC
SPVC IV-B CCG Blocker Corp	ABC Georgia LLC
SPGE IX-B Harvey Blocker Corp	Silverton Intermediate Holdings, Inc.
SPGE IX-B MT Blocker Corp	Silverton Merger Sub Inc
SP GE IX-B JS Blocker Corp	Silverton Group Holdings, LLC
SP VC IV-B JS Blocker Corp	Silverton Holdings, Inc.
SP COF II FFE Blocker Corp	Summit Partners Credit IV Offshore Feeder-B, L.P.
SP COF II UFC Blocker Corp	Summit Partners Credit IV, LLC
SP GE IX-B MRIOA Blocker Corp	Summit Partners Credit IV, L.P.
SP COF II SGD BLOCKER CORP	Summit Partners PWS Sarl
SPVC IV-B Ninja Blocker Corp	First Midco Ltd
SP COF II Lago Blocker Corp	IVH Lux Holdings 1 SARL
SP GE IX-B FH BLOCKER CORP	Summit Partners SGN Sarl
SP SD V-B FH BLOCKER CORP	Summit Partners SMP Sarl
SP GE IX-B PGIS Blocker Corp	Summit Partners SPT Sarl
SP COF III SNR Blocker Corp	Summit Partners SZN Sarl
SP COF II SNR Blocker Corp	Summit Partners (GGV) Sarl
SP GE IX-B VSHP Blocker Corp	Summit Partners (GGV o/s) Sarl
SP SD V-B VSHP Blocker Corp	Summit Partners Europe CLYP Sàrl
SP COF II ASC Blocker Corp	Summit Partners GE VIII-B CLYP Sàrl
SP COF II IE Blocker Corp	Summit Partners GE VIII/Co-Inv CLYP Sàrl
SP COF III IE Blocker Corp	Calypso Group Lux SCA

SP GE IX-B PA Blocker Corp	Calypso Lux GP Sarl
SP SD V-B PA Blocker Corp	Calypso Manco Sarl
SP GE X-B Snap Blocker Corp	Summit Partners Europe II SARL
SP GE IX-B Snap Blocker Corp	Elevate Holdings GP Limited
SPGE ICH A-1 Shared Blocker Corp	Summit Partners GGV Limited
SP CF III GF Onshore Blocker LLC	Summit Partners GGV L.P.
SP COF III ILS Blocker Corp	Wolverine TopCo Inc.
SP COF II AM Blocker Corp	Summit Partners SNC-B Sarl
SP GE Elevate Blocker Holdco, L.P.	Summit Partners Europe II Master Sarl
SP COF II SE Blocker Corp	Summit Partners RPS Sarl
SP COF III KD Blocker Corp	Summit Partners OPAL Sarl
SP COF II PP Blocker Corp	SP Opal SRL
SP COF III PP Blocker Corp	SP Europe III, Sarl
SP COF III SE Blocker Corp	Summit Partners Europe III , Sarl
SPGE X-B Lions Blocker LLC	VCL SP Sarl
SP SS Blocker Parent LLC	Lions South Florida Holdings, LLC
SP SS Blocker Purchaser LLC	Lions South Florida Holdings, LLC
New Excelerate, L.P.	SP-SS Aggregator LLC
SP GE X-B BR Holdings, LP	Sumo Purchaser, LP
SP GEF X-B AI Splitter, LP	Summit Partners Credit Fund IV, LP
SP SDF V-B AI Splitter, LP	Summit Partners Growth Equity Fund XI-B, LP
SP AI B-2 Management Aggregator, LP	Summit Partners Growth Equity Fund XI-A, LP
SP GE X-B 2 BR Holdings, LP	Middlefield Road Private Opportunities Fund, LP
SP GE X-B BR A-1 Holdings, LP	Summit Partners Subordinated Debt Fund VI-A LP
SP AI Management Aggregator, LP	Summit Partners Subordinated Debt Fund VI-B LP
SP GE X-B Décor Holdings, LP	Summit Investors Credit II (UK), L.P.
SPGL Acquisition Holdings II-B, LP	Summit Investors GE IX-VC IV UK, L.P.
SP GE X-B Vax Holdings, LP	Summit Investors Credit III (U.K), L.P.
Matrix Purchaser, Inc	SUMMIT PARTNERS CO-INVEST DECOR LP
SP GE X-B Digital Holdings, LP	SUMMIT PARTNERS CO-INVEST DECOR GP, LLC
SP-AI Holdings, LP	SUMMIT PARTNERS CO-INVEST DECOR-B, LP
Datom Holdings, LP	Summit Investors Credit IV, LLC
SP GE X-B OTR Holdings, LP	Summit Partners Co-Invest Décor-B, LP
SP SD V-B OTR Holdings, LP	Summit Partners Co-Invest Décor, LP
SP GE X-B Titan Holdings, LP	Summit Partners Co-Invest (Riggins), LP
SPVC V-B PNC Splitter, LP	Summit Partners Co-Invest Riggins GP, LLC
TSB Parent Holdings, LP	Summit Partners Growth Equity Investors XI, LP
SP GE X-B OTR Holdings, LP	Summit Partners Co-Invest (Titan), LP
SP SS Aggregator, LLC	Summit Investors IX, LLC
SP GE X-B SPGL II Blocker LP	Summit Investors XI (UK), LP
SP GE X-B SPGL Blocker LP	Summit Partners Co-Invest Titan GP, LLC

Outcomes Holdings, Inc	Summit Partners Co-Invest CS GP, LLC
TUI CEO Holdings Corp	Summit Partners Co-Invest CS, LP
FL Hawk Holdings LLC	Summit Partners Co-Invest Titan, LP
FL Hawk Intermiade Holdings Inc	Summit Partners Co-Invest OPTMO, SCSp
Elevate Morphe Holdings Inc	Summit Partners Co-Invest Optmo GP SARL
Morphe Holdings LLC	Sumo Purchaser GP, LLC
Acentis Holdings GP LLC	Beyond Risk SP GP, LLC
Elevate BrandPartners LP	Summit Partners Co_invest Décor GP, LLC
Acentis Intermedia Holdings, Inc.	Summit Partners GE XI, LLC
Acentis Holdings LP	Datom Holdings GP, LLC
Acentis Intermediate Holdings In.c	Summit Partners GE XI, LP
Acentis Holdings LP	Berkeley Street Strategic Solutions, LP
DP Topco Ltd.	Berkeley Street Strategic Solutions UGP, LLC
MRIOA Intermediate LLC	Summit Partners SD VI LP
MRIOA Holdings LLC	Berkeley Street Strategic Solutions GP LP
TS Stockholder Rep LLC	Berkeley Street Strategic Solutions UGP LLC
Outcomes Group Holdings LLC	Berkeley Street Strategic Solutions LP
Ironman Merger Sub II Inc.	Summit Partners Reinvestment Feeder Fund-A, LP
Ironman Intermediate Holdco, Inc	Summit Partners Reinvestment Feeder Fund-B, LP
Ironman Holdco II, LLC	Highland Intermediate Holdings, LLC
Ironman Merger Sub III LLC	Highland Acquisition Holdings, LLC
Patriot Growth Insurance Services	Beyond Risk Purcahser, LP
PGIS Intermediate Holdings LLC	Fortis Merger Sub, Inc
Summit PGIS Investment Partners LLC	Titan SCF Buyer, LLC
PGIS Holdings LLC	Beyond Risk Aggregator LLC
MGI Holding Company LP	Beyond Risk Midco Holdings LP
MGI Holding Company GP LLC	BR Parent Holdings LLC
Excelerate US Inc.	Yeti Acquisition Holdings LP
ICH US Indermediate Holdings Inc	Yeti Acquisition Merger Sub LLC
Petal & Pup USA Inc.	Middlefield Road Private Opportunities UGP LLC
Pediatric Associated Intermediate II LLC	Middlefield Road Private Opportunities GP LP
Cloud Nine Investment Holdings LLC	Middlefield Road Private Opportunities Fund LP
Cloud9 Investment Holdings, LP	Veralent Intermediate Holdco Inc
Cloud9 Intermediate Holdings II, Inc	Beyond Risk Management Inc % Summit Partners LP
Cloud9 Intermediate Holdings I, Inc	SPGL Acquisition Holdings II
Cloud9 Acquisition Inc	SPGL Acquisition Holdings - B
AI Holdings GP, LLC	SP GE X-B Redzone Blocker Corp
SPGL Acquisition Corporation II	SP COF III TB Blocker Corp
Curate Brandpartners, LP	SPVC IV-B MO Blocker Corp
SPZS Acquisition Holdings-B, LLC	SPVC IV-B AA Blocker Corp
SPZS Acquisition Corp	SPVC IV-B ECS Blocker Corp
Veralent, Inc	SP SD V-B PGIS Blocker Corp
Veralent Holdco, Inc	SP GE X-B BR A-2 Holdings, Inc.

Veralent Group Holdings, LP	SP GEF X-B AI Blocker Corp
SPZS Acquisition Holdings, LLC	SP SDF V-B AI Blocker Corp
Summit Representative IX, LLC	SP GE X-B Décor Blocker, LLC
Capital Healthcare Holdings, LP	SP GE X-B Vax Blocker Corp
Capital Healthcare Holdings GP, LLC	SP GE X-B Digital Blocker, LLC
SP ICH Holdings, LLC	SP SD V-B OTR Blocker Corp
Healthline Holdings Inc.	SP GE X-B OTR Blocker Corp
Healthline Intermediate Holdings	SP GE X-B Titan Blocker Corp
SPVC IV-B AA Splitter, LP	SPVC V-B PNC Blocker Corp
SPVC IV-B ECS Holdings, LP	SP COF III OH Blocker Corp
SP SD V-B PGIS Holdings, LP	SP GE X-B SPZS Blocker, LP

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 11 day of February, 2021.

/s/ Darren M. Black
Darren M. Black

Commonwealth of Massachusetts )

) ss:

County of Suffolk )

On this 11 day of February, 2021, before me personally came Darren M. Black, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Meredith C. Twigg
Notary Public